BOARD RESOLUTION

OF

LORD GLOBAL CORPORATION
Fka BIGFOOT PROJECT INVESTMENTS INC.

The undersigned, being all of the Directors of **LORD GLOBAL CORPORATION**, a Nevada Corporation (the "**Company**"), acting by written consent in lieu of a meeting pursuant to the Nevada Revised Statutes and the Company's Bylaws, do hereby consent to the adoption of the following resolutions and direct that this consent be filed with the minutes of the proceedings of the Board of the Company:

1. REMOVAL OF BOARD MEMBERS AND DISMISSAL OF OFFICERS

WHEREAS, the present Board members consisting of a quorum desire to remove from the Board and dismiss as officers, Joseph Cellura and Michael Ghiselli;

NOW THEREFORE, BE IT

RESOLVED, that Joseph Cellura is removed from the Board of Directors..

FURTHER RESOLVED, that Joseph Cellura is dismissed as an officer of the Company.

FURTHER RESOLVED, that Michael Ghiselli is removed from the Board of Directors. And be it

FURTHER RESOLVED, that Michael Ghiselli is dismissed as an officer of the Company; and be it

FURTHER RESOLVED, that neither Joseph Cellura nor Michael Ghiselli has authorization to conduct any business on behalf of the Company. And be it

FURTHER RESOLVED, that the remaining Board members do constitute a quorum and will seek to fill the vacant positions with appropriately qualified personnel. And be it

RESOLVED FURTHER, that the officers of this corporation are, and each acting alone is, hereby authorized to do and perform any and all such acts, including execution of any and all documents and certificates, as said officers shall deem necessary or advisable, to carry out the purposes of the foregoing resolutions.

RESOLVED FURTHER, that any actions taken by such officers prior to the date of the foregoing resolutions adopted hereby that are within the authority conferred thereby are hereby ratified, confirmed and approved as the acts and deeds of this corporation.

SIGNATURE PAGE FOLLOWS:

SIGNATURE PAGE FOR REMOVAL OF DIRECTORS AND OFFICERS

DIRECTORS:

DocuSigned by:
Joseph Frontiere
0F0E99D32CAC4FE...

Joseph Frontiere, President, Director

DocuSigned by:
Alexandra Aizenshtadt
93C06E14894B45B...

Alexandra Aizenshtadt, Director

Sara Reynolds, Secretary, Director